Exhibit 10.35


                            INDEMNIFICATION AGREEMENT


    This Agreement is made this 30th day of June, 2003, by and between Indemnitee ("Indemnitee") and BF Enterprises, Inc., a Delaware corporation (the "Company").

                  WHEREAS, the Company has been advised that directors and officers liability insurance ("D&O insurance") may not be available to the Company and Indemnitee on terms that are acceptable to the Company; and

                  WHEREAS, Indemnitee is unwilling to serve, or continue to serve, the Company as an officer or director without assurances that adequate liability insurance, indemnification or a combination thereof is, and will continue to be, provided; and

                  WHEREAS, the Company, in order to induce Indemnitee to continue to serve the Company, has agreed to provide Indemnitee with the benefits contemplated by this Agreement which benefits are intended to supplement or replace, if necessary, and to the maximum extent possible, such D&O insurance as the Company may from time to time acquire or maintain; and

                  WHEREAS, as a result of the provision of such benefits Indemnitee has agreed to serve or to continue to serve in office;

                  NOW, THEREFORE, in consideration of the promises, conditions, representations and warranties set forth herein, including Indemnitee's service to the Company, the Company and Indemnitee hereby agree as follows:

1. Definitions. The following terms, as used herein, shall have the following meanings:

                  "Covered Amount" means Loss and Expenses, which, in type or amount, are not insured under D&O insurance policies, if any, insuring the Company or Indemnitee.

                  "Covered Act" means any breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or attempted by Indemnitee or any of the foregoing alleged by any claimant or any claim against Indemnitee by reason of Indemnitee being a director or officer of the Company or being a trustee or other fiduciary of any employee benefit plan of the Company; provided, however, that a claim alleging a "Covered Act" will constitute a "Covered Act" for purposes of this Agreement whether or not Indemnitee in fact engaged in such act.

                  "Determination" means a determination, based on the facts known at the time, made by:

(i) A majority of the directors of the Company who are not parties to the Proceeding as to which indemnification has been requested, even though less than a quorum; or

(ii) Independent Legal Counsel in a written opinion; or

(iii) A majority of the disinterested stockholders of the Company; or

(iv) A final adjudication by a court of competent jurisdiction.

                  "Determined" shall have a correlative meaning.

                  "Excluded Claim" means any payment for Loss or Expenses in connection with any claim:

(i) Based upon or attributable to Indemnitee gaining in fact any personal profit or advantage to which Indemnitee is not entitled; or

(ii) For the return by Indemnitee of any remuneration paid to Indemnitee without the previous approval of the stockholders of the Company which is illegal; or

(iii) For an accounting of profits in fact made from the purchase or sale by Indemnitee of securities of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934 as amended, or similar provisions of any state law; or

(iv) Resulting from Indemnitee's knowingly fraudulent, dishonest or willful misconduct; or

(v) The payment of which by the Company under this Agreement is not permitted by applicable law.

                  "Expenses" means any reasonable expenses incurred by Indemnitee as a result of a claim or claims made against him for Covered Acts including, without limitation, counsel fees and retainers and costs of investigative, judicial or administrative proceedings or appeals.

                  "Independent Legal Counsel" means a law firm, or a partner or member of such a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party (other than with respect to matters concerning Indemnitee under this Agreement, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Legal Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine such person's rights under this Agreement. The Company agrees to pay the reasonable fees and expenses of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

                  "Loss" means any amount that Indemnitee is legally obligated to pay as a result of a claim or claims made against him for Covered Acts including, without limitation, judgments, fines, penalties and amounts paid in settlement of a claim or claims.

                  "Proceeding" shall include any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which Indemnitee was, is or will be involved as a party or otherwise by reason of the fact that Indemnitee is or was a director or officer of the Company, by reason of any action taken by him or of any action on his part while acting in such capacity, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee, agent or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification can be provided under this Agreement.

2. Service to the Company. Indemnitee agrees to serve as an officer or director of the Company. He may at any time and for any reason resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue him in such position. This Agreement shall not be deemed an employment contract between the Company and Indemnitee. The foregoing notwithstanding, this Agreement shall continue in force after Indemnitee has ceased to serve as an officer or director of the Company as provided herein.

3. Indemnification. The Company shall indemnify Indemnitee and hold him harmless from the Covered Amount of any and all Loss and Expenses subject, in each case, to the further provisions of this Agreement. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his service as a director or officer of the Company, a witness in any Proceeding to which he is not a party, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

4. Excluded Coverage. The Company shall have no obligation to indemnify Indemnitee for and hold him harmless from any Loss or Expense, which has been determined, by final adjudication by a court of competent jurisdiction, to constitute an Excluded Claim.

5. Indemnification Procedures.

          (a) Promptly after receipt by Indemnitee of notice of the commencement of or the threat of commencement of any Proceeding, Indemnitee shall, if indemnification or advancement of Expenses with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement thereof.

          (b) If, at the time of receipt of such notice, the Company has D&O insurance in effect, the Company shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies in favor of Indemnitee. The Company shall, thereafter, take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all Loss and Expenses payable as a result of such Proceeding in accordance with the terms of such policies.

          (c) To the extent the Company does not, at the time of the commencement of or the threat of commencement of any Proceeding, have D&O insurance in effect, or any such insurance the Company may have at such time is not available for any reason, the Company shall be obligated to pay the Expenses of any such Proceeding in advance of the final disposition thereof as incurred and the Company, if appropriate, shall be entitled to assume the defense of such action, suit or proceeding, with counsel satisfactory to

Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, the Company will not be liable to Indemnitee under this Agreement for any fees or expenses of counsel subsequently incurred by Indemnitee in connection with such defense; provided, Indemnitee shall have the right to employ counsel in any such Proceeding but the fees and expenses of such counsel incurred after delivery of notice from the Company of its assumption of such defense shall be at Indemnitee's expense; provided, further, that if (i) the employment of counsel by Indemnitee has been previously authorized by the Company, (ii) Indemnitee shall have concluded for any reason that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such action, the fees and expenses of counsel shall be at the expense of the Company.

           (d) All payments on account of the Company's indemnification obligations under this Agreement shall be made within 60 days of Indemnitee's written request therefor unless a Determination is made that the claims giving rise to Indemnitee's request are Excluded Claims or otherwise not payable under this Agreement; provided, that all payments on account of the Company's obligations under Paragraph 5(c) of this Agreement prior to the final disposition of a Proceeding shall be made within 20 days of Indemnitee's written request therefor and such obligation shall not be subject to any such Determination but shall be subject to Paragraph 5(e) of this Agreement.

           (e) Indemnitee agrees that he will reimburse the Company for all Expenses paid by the Company in connection with any Proceeding against Indemnitee in the event and only to the extent that a determination shall have been made by a court of competent jurisdiction in a final adjudication from which there is no further right of appeal that the Indemnitee is not entitled to be indemnified by the Company for such Expenses because the claim is an Excluded Claim or because Indemnitee is otherwise not entitled to payment under this Agreement.

6. Settlement. The Company shall not settle any claim in any manner which would impose any fine or any obligation on Indemnitee or involve any finding that Indemnitee wrongfully engaged in any Covered Act without Indemnitee's prior written consent. Neither the Company nor Indemnitee shall unreasonably withhold consent to any proposed settlement.

7. Non-exclusivity; Survival of Rights; Insurance; Subrogation.

            (a) The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Company's Certificate of Incorporation or By-Laws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted prior to such amendment, alteration or repeal. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

             (b) To the extent that the Company acquires or maintains a policy or policies providing D&O insurance for directors, officers, employees, or agents of the Company or of any other enterprise Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies.

             (c) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

8. Duration of Agreement. This Agreement shall continue until and terminate upon the later of (a) ten years after the date that Indemnitee shall have ceased to serve as a director or officer of the Company or (b) one year after the final termination of any Proceeding then pending in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and his heirs, executors and administrators.

9. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; (b) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (c) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

10. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties thereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions of this Agreement nor shall any waiver constitute a continuing waiver.

11. Notice of Proceeding. Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder. The failure of Indemnitee to so notify the Company shall not relieve the Company of any obligation which it may have to Indemnitee under this Agreement or otherwise.

12. Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, (b) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed, (c) mailed by reputable overnight courier and receipted for by the party to whom said notice or other communication shall have been directed or (d) sent by facsimile transmission, with receipt of oral confirmation that such transmission has been received:

(a) If to Indemnitee at the following address:



                  (b) If to the Company to:

                           BF Enterprises, Inc.
                           100 Bush Street
                           Suite 1250
                           San Francisco, CA  94104
                           Attn:  Chairman

or to such other address as may have been furnished to Indemnitee by the Company.

13. Contribution. To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, shall contribute to the Loss incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to a Covered Act, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company and Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such Proceeding; and/or (ii) the relative fault of the Company (and its directors, officers, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s).

14. Applicable Law and Consent to Jurisdiction. This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules. The Company and Indemnitee irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Court of Chancery of the State of Delaware, and not in any other state or federal court in the United States of America or any court in any other country, (ii) consent to submit to the exclusive jurisdiction of the Court of Chancery for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) appoint, to the extent such party is not otherwise subject to service of process in the State of Delaware, the Company's registered agent in the State of Delaware as such party's agent for acceptance of legal process in connection with any such action or proceeding against such party with the same legal force and validity as if served upon such party personally within the State of Delaware, (iv) waive any objection to the laying of venue of any such action or proceeding in the Court of Chancery, and (v) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Court of Chancery has been brought in an improper or inconvenient forum.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be signed as of the day and year first above written.

                                         BF ENTERPRISES, INC.

                                     By: /s/ Brian P. Burns
                                         ----------------------------
                                          Brian P. Burns
                                          Chairman and Chief Executive Officer


                                     By:
                                          ------------------------------
                                           Indemnitee